ALPS REIT DIVIDEND DOGS ETF	ALPS ETF TRUST
NYSE Arca Ticker: RDOG	Summary Prospectus March 31, 2020

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.alpsfunds.com/viewer/RDOG?docType=summary-prospectus. You can also get this information at no cost by calling 866.513.5856, by sending an e-mail request to info@alpsetfs.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated March 31, 2020, along with the Fund’s most recent annual report dated November 30, 2019, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website (www.alpsfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

INVESTMENT OBJECTIVE

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of an index called the S-Network® REIT Dividend Dogs Index (ticker symbol RDOGX) (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to fees and expenses (including customary brokerage commissions) charged by their broker. These fees and expenses are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

(1)	Restated to reflect current fees.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$36	$113	$196	$443

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2019, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

ALPS Advisors, Inc. (the “Adviser”) will seek investment results that replicate as closely as possible, before fees and expenses, the performance of the Underlying Index. The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying real estate investment trusts (“REITs”) (i.e. “Dividend Dogs”) in the S-Network® US Composite REIT Index, a universe of mainly REITs listed in the United States (the “S-Net U.S. REIT”), on a segment-by-segment basis. “Dividend Dogs” refers to the five REITs in each of the nine segments that make up the S-Net U.S. REIT which offer the highest dividend yields.

The Fund will normally invest at least 90% of its total assets in common stocks and other equity securities (which may include REITs, American depositary receipts (“ADRs”), American depositary shares (“ADSs”) and global depositary receipts (“GDRs”)) that comprise the Underlying Index. The Fund may invest in companies with a market capitalization of greater than $50 million as of the annual reconstitution date, which is the third Friday of December each year. The Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index.

The Underlying Index, like the S-Net U.S. REIT from which components of the Underlying Index are selected, divides into nine segments, eight of which are based on Global Industry Classification Standard (“GICS”) Sub-Industries (excluding Technology REITs involved in cell towers and/or data centers)

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ALPS REIT DIVIDEND DOGS ETF

and a separate Technology REIT segment based on the research of the Underlying Index provider, S-Network® Global Indexes, Inc. (the “Index Provider”). The Underlying Index generally consists of 45 REITs on each annual reconstitution date. The Underlying Index’s REITs must be constituents of the S-Net U.S. REIT universe, which includes a universe of mainly REITs listed in the United States. The selection criteria for the universe also includes requirements for segment inclusion, primary exchange listing, minimum market capitalization, share price, average daily trading volume and other factors. The Underlying Index is rebalanced quarterly.

Individual securities to be included in the Underlying Index are selected based on a ranking system within each segment that selects the top five REITs in the segment by indicated dividend yield as of the last trading day of November that have funds from operations per share greater than their trailing-12-month dividends per share. Indicated dividend yield is computed based on the last regular cash dividend paid by the company multiplied by the payment frequency, divided by the share price. (Special dividends are not included). The eligible REITs that are selected for inclusion in the Underlying Index’s portfolio are equally weighted.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities.

Real Estate Investment Risk. The Fund invests in companies in the real estate industry, including real estate investment trusts (“REITs”). Therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, possible declines in the value of real estate; adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds (including changes in interest rates); the impact of changes in environmental laws; overbuilding in a real estate company’s market; and environmental problems.

REIT Investment Risk. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, management risk, non-diversification risk, financing risk, self-liquidation risk, mortgage financing and interest rate risks, and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs are also subject to unique federal tax requirements.

Small- and Mid-Capitalization Company Risk. Smaller and mid-size companies often have a more limited track record, narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Concentration Risk. Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.

Interest Rate Risk. Rising interest rates could result in higher costs of capital for real estate companies, which could negatively impact a real estate company’s ability to meet its payment obligations. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as interest rate changes by the Federal Reserve.

Underlying Segment Risk. The Fund will be exposed to the additional risks associated with its investments in companies of each segment of the Underlying Index.

High Dividend Yield Style Risk. While the Fund may hold securities of companies that have historically paid a high dividend yield, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Leverage Risk. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates.

Liquidity Risk. Real estate is relatively illiquid and, therefore, a real estate company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions. These risks are especially applicable in conditions of declining real estate values, such as those experienced for several years starting in 2007.

Management Risk. Real estate companies are dependent upon management skills and may have limited financial resources. Real estate companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between real

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estate companies and their affiliates may be subject to conflicts of interest, which may adversely affect a real estate company’s shareholders.

Property Risk. Real estate companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies; catastrophic events; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, changing tastes and values, or increasing vacancies or declining rents.

Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate.

Repayment Risk. The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Depositary Receipt Risk. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Underlying Index, may negatively affect the Fund’s ability to replicate the performance of the Underlying Index.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Geographic Concentration Risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country.

Portfolio Turnover Risk. The Fund will experience increased portfolio turnover in connection with the change in the Fund’s investment objective and Underlying Index and the Fund’s repositioning, which will result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV.

FUND PERFORMANCE

On July 1, 2011, ALPS Advisors, Inc., the Fund’s investment adviser, assumed all responsibility for selecting the Fund’s investments. Performance figures shown below for periods before July 1, 2011 represent performance of the Fund during the times when the Fund’s investments were selected by the prior sub-advisor to the Fund. On January 2, 2020, the Fund changed its Underlying Index and principal investment strategies. Consequently, the Fund’s total returns shown below for the periods prior to January 2, 2020 are not necessarily indicative of the performance of the Fund, as it is currently managed. The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index and other benchmarks of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns (calendar years ended 12/31)

Highest Quarterly Return	18.50	(September 30, 2010)
Lowest Quarterly Return	-17.11	(September 30, 2011)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are

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ALPS REIT DIVIDEND DOGS ETF

not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For the periods ended December 31, 2019

	1 Year	5 Years	10 Years
Return Before Taxes	20.46%	5.55%	8.41%
Return After Taxes on Distributions	19.13%	4.23%	6.99%
Return After Taxes on Distributions and Sale of Fund Shares	12.28%	3.74%	6.15%
S-Network® REIT Dividend Dogs Index*(1) (reflects no deduction for fees, expenses or taxes)	29.19%	9.22%	12.21%
Cohen & Steers Global Realty Majors Portfolio Index* (reflects no deduction for fees, expenses or taxes)	21.46%	6.33%	9.21%
S-Network® Composite US REIT Index*(2) (reflects no deduction for fees, expenses or taxes)	28.47%	8.45%	12.39%
S&P 500® Index* (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
FTSE EPRA/NAREIT Developed Real Estate Index* (reflects no deduction for fees, expenses or taxes)	23.06%	6.53%	9.25%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

(1)

Effective January 2, 2020, the Fund replaced the Cohen & Steers Global Realty Majors Portfolio Index as the Fund’s primary benchmark for performance comparison purposes. The Adviser made this recommendation to the Board because the Fund’s new primary benchmark, the S-Network® REIT Dividend Dogs Index more closely aligns with the Fund’s investment strategies and investment restrictions. Returns for both benchmarks will be shown for a transition period.

(2)

Effective January 2, 2020, the Fund replaced the S&P 500® Index and the FTSE EPRA/NAREIT Developed Real Estate Index as the Fund’s secondary benchmarks for performance comparison purposes. The Adviser made this recommendation to the Board because the Fund’s new secondary benchmark, the S-Network® Composite US REIT Index, more closely aligns with the Fund’s investment strategies and investment restrictions. Returns for both benchmarks will be shown for a transition period.

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Ryan Mischker, Vice President, Portfolio Management & Research, and Andrew Hicks, Vice President of Index Management of ALPS Advisors, Inc., are responsible for the day to day management of the Fund. Mr. Mischker and Mr. Hicks have each served in such capacity since March 2015 and March 2016, respectively.

PURCHASE AND REDEMPTION OF SHARES

The Trust issues and redeems Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities in the Underlying Index and/or cash.

Individual Shares may only be purchased and sold in secondary market transactions through brokers. Shares are listed for trading on NYSE Arca under the ticker symbol RDOG and, because Shares trade at market prices rather than NAV, Shares may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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